UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 22, 2023

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WORTHINGTON INDUSTRIES INC

(Exact name of registrant as specified in its charter)

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Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Old Wilson Bridge Road

Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WOR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02:

On March 22, 2023, Worthington Industries, Inc. (the “Registrant”) issued a news release (the “Financial News Release”) reporting results for the three-month period ended February 28, 2023 (the fiscal 2023 third quarter) and the nine-month period ended February 28, 2023. A copy of the Financial News Release is furnished herewith as Exhibit 99.1.

The Registrant has included both GAAP financial measures and non-GAAP financial measures in the Financial News Release to provide investors with additional information that the Registrant believes allows for increased comparability of the performance of the Registrant’s ongoing operations from period to period. Please see the Financial News Release for further explanations of why the Registrant uses the non-GAAP financial measures and believes they provide useful information to investors regarding the Registrant’s financial condition and results of operations, as well as the reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Item 8.01. Other Events.

On March 22, 2023, the Registrant issued a news release (the “Dividend Release”) reporting that the Registrant’s Board of Directors declared a quarterly cash dividend of $0.31 per share in respect of the Registrant’s common shares. The dividend was declared on March 22, 2023, and is payable on June 29, 2023 to shareholders of record at the close of business on June 15, 2023. A copy of the Dividend Release is filed herewith as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(a) – (c)  Not applicable.

(d)          Exhibits:  The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News Release issued by Worthington Industries, Inc. on March 22, 2023 (Financial News Release)
99.2	News Release issued by Worthington Industries, Inc. on March 22, 2023 (Dividend Release)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES INC

Date: March 22, 2023	By:	/s/ Patrick J. Kennedy
Patrick J. Kennedy
Vice President - General Counsel and Secretary